SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2004

                          MERRILL LYNCH DEPOSITOR, INC.
                     (on behalf of PPLUS Trust Series GSC-1)
             (Exact name of registrant as specified in its charter)


                    Delaware                                001-32153
        (State or other jurisdiction of                 (Commission File
                 incorporation)                              Number)

                                   13-3891329
                       (I.R.S Employer Identification No.)


                 World Financial Center
                   New York, New York                         10281
        (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000


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INFORMATION TO BE INCLUDED IN REPORT

Item 1.   Changes in Control of Registrant

               Not Applicable.

Item 2.   Acquisition or Disposition of Assets

               Not Applicable.

Item 3.   Bankruptcy or Receivership

               Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant

               Not Applicable.

Item 5.   Other Events

               On April 26, 2004, PPLUS Trust Series GSC-1, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 2,000,000 Class B Trust Certificates.

               In connection therewith, the Depositor entered into a Series Supplement, dated as of April 26, 2004, by and between the Depositor and The Bank of New York, as successor to United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.   Resignation of Registrant's Directors

               Not Applicable.


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Item 7.   Financial Statements and Exhibits

               (a)    Financial statements of businesses acquired.

                      Not Applicable.

               (b)    Pro forma financial information.

                      Not Applicable.

               (c)    Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                    Description

1.2                      Terms Agreement between Merrill Lynch Depositor, Inc.
                         and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated April 21, 2004.

4.2 Series Supplement, dated as of April 26, 2004, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

Item 8.   Change in Fiscal Year

               Not Applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S

               Not Applicable.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH DEPOSITOR, INC.


Date:  April 26, 2004                   By: /s/ Michael Frank Connor
                                            -------------------------
                                            Name:  Michael Frank Connor
                                            Title: President


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                                INDEX TO EXHIBITS


Exhibit No.                                    Description

1.2                      Terms Agreement between Merrill Lynch Depositor, Inc.
                         and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated April 21, 2004.

4.2 Series Supplement, dated as of April 26, 2004, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.